SPECIAL CASH DIVIDEND TO SHAREHOLDERS	12 Months Ended
Dec. 31, 2012
SPECIAL CASH DIVIDEND TO SHAREHOLDERS
19.	SPECIAL CASH DIVIDEND TO SHAREHOLDERS

In November 2010, the Group declared a special cash dividend of $2.00 per share on the Company’s ordinary shares to be paid in two installments of $1.00 each. The dividend was fully paid by May 31, 2011.

In May 2011, the Group declared a special cash dividend of $0.56 per share on the Company’s ordinary shares. The dividend was fully paid by the end of April 2012.

In November 2012, the Group declared a special cash dividend of $2.3 per share on the Company’s ordinary shares to be paid in two installments with total amount of $135,933. $59,013 was paid in 2012 and $76,847 was paid in 2013. There was $73 remaining unpaid as of April 16, 2013.